Exhibit 99.1

Capital One Financial Corporation

Monthly Charge-off and Delinquency Statistics

As of and for each of the months ended January 31, 2005 through October 31, 2007

	January 2005	February 2005 (1)	March 2005	April 2005	May 2005	June 2005	July 2005	August 2005	September 2005	October 2005(2)	November 2005(3)	December 2005(3)
Net Charge-Off Rate
Reported	3.58%	3.31%	3.52%	3.39%	3.31%	3.47%	3.46%	3.29%	3.90%	6.60%	2.87%	2.43%
Managed	4.19%	3.96%	4.35%	4.22%	4.10%	3.96%	4.02%	3.77%	4.62%	7.93%	3.27%	2.89%
Reportable Segments
National Lending	4.11%	3.94%	4.46%	4.23%	4.10%	3.97%	4.02%	3.77%	4.64%	7.92%	3.51%	3.30%
Local Banking
National Lending Sub-Segments
US Card	4.63%	4.46%	5.10%	5.16%	4.91%	4.63%	4.56%	4.05%	5.47%	10.81%	3.37%	3.06%
Auto	3.33%	2.60%	3.28%	1.54%	1.66%	2.02%	2.27%	2.65%	2.70%	3.03%	3.49%	3.42%
GFS	3.30%	3.58%	3.77%	3.91%	3.94%	3.83%	4.05%	3.95%	4.25%	5.49%	3.79%	3.72%
30 Days + Delinquency Rate
Reported	3.78%	3.63%	3.47%	3.34%	3.50%	3.62%	3.84%	3.88%	3.85%	4.02%	3.11%	3.14%
Managed	3.84%	3.65%	3.45%	3.37%	3.43%	3.49%	3.66%	3.69%	3.73%	3.74%	3.26%	3.24%
Reportable Segments
National Lending	3.87%	3.67%	3.47%	3.39%	3.45%	3.51%	3.68%	3.71%	3.75%	3.76%	3.71%	3.70%
Local Banking
National Lending Sub-Segments
US Card	4.02%	3.92%	3.66%	3.52%	3.54%	3.60%	3.74%	3.78%	3.86%	3.64%	3.56%	3.44%
Auto	5.03%	3.59%	3.51%	3.56%	3.89%	4.09%	4.64%	4.68%	4.65%	5.39%	5.44%	5.71%
GFS	3.00%	3.17%	3.04%	2.99%	2.97%	2.93%	2.92%	2.91%	2.93%	2.86%	2.81%	2.83%

(1)	Effective February 2005, the operations and balances of Onyx Acceptance Corporation, acquired by the company in January 2005, are included in the statistics.
(2)	October 2005 charge-offs include the majority of the unusually high volume of bankruptcy petitions filed in the weeks preceding the October 17, 2005 effective date of The Bankruptcy Abuse Prevention and Consumer Protection Act of 2005.
(3)	November 2005 and December 2005 Managed and Reported data includes the operations and balances of Hibernia Corporation acquired by the Company in November 2005. Hibernia was included in the Other category for November and December 2005. The Other category results are not included in the above table.

	January 2006(4)	February 2006(5)	March 2006(5)	April 2006	May 2006	June 2006	July 2006	August 2006	September 2006	October 2006	November 2006	December 2006(6)
Net Charge-Off Rate
Reported	2.33%	1.73%	2.14%	1.82%	2.03%	2.18%	2.27%	2.32%	2.50%	2.59%	2.72%	2.00%
Managed	2.80%	2.25%	2.89%	2.67%	2.73%	2.85%	2.84%	2.87%	3.04%	3.11%	3.27%	2.70%
Reportable Segments
National Lending	3.13%	2.59%	3.25%	3.01%	3.03%	3.18%	3.19%	3.19%	3.36%	3.48%	3.65%	3.77%
Local Banking	0.45%	0.21%	0.47%	0.29%	0.62%	0.45%	0.30%	0.46%	0.68%	0.31%	0.43%	0.45%
National Lending Sub-Segments
US Card	2.99%	2.27%	3.55%	3.31%	3.24%	3.31%	3.34%	3.17%	3.66%	3.54%	3.79%	4.14%
Auto	2.99%	2.35%	1.72%	1.23%	1.48%	1.90%	2.31%	2.28%	2.43%	2.78%	2.76%	3.02%
GFS	3.55%	3.42%	3.91%	3.90%	3.86%	3.94%	3.61%	3.97%	3.51%	3.93%	4.11%	3.65%
30 Days + Delinquency Rate
Reported	3.03%	2.86%	2.68%	2.81%	2.99%	2.92%	3.14%	3.27%	3.24%	3.44%	3.49%	2.74%
Managed	3.22%	3.09%	2.92%	3.04%	3.09%	3.05%	3.22%	3.27%	3.29%	3.47%	3.49%	3.02%
Reportable Segments
National Lending	3.61%	3.45%	3.26%	3.38%	3.44%	3.44%	3.61%	3.66%	3.70%	3.89%	3.92%	4.09%
Local Banking	0.65%	0.78%	0.75%	0.76%	0.73%	0.38%	0.56%	0.51%	0.36%	0.48%	0.38%	0.31%
National Lending Sub-Segments
US Card	3.56%	3.55%	3.31%	3.29%	3.23%	3.30%	3.37%	3.42%	3.53%	3.71%	3.75%	3.74%
Auto	4.57%	3.75%	3.57%	4.08%	4.58%	4.55%	5.05%	5.20%	5.18%	5.52%	5.63%	6.35%
GFS	2.93%	3.00%	2.90%	2.97%	2.92%	2.82%	2.92%	2.90%	2.86%	2.92%	2.90%	2.97%
Non Performing Loans as a % of Loans Held for Investment
Local Banking	0.78%	0.80%	0.79%	0.78%	0.80%	0.69%	0.71%	0.60%	0.59%	0.72%	0.68%	0.48%

(4)	Effective January 2006, the operations and balances of Hibernia Corporation’s indirect auto loans are included in the Auto sub-segment and all other Hibernia banking operations and balances are included in Local Banking.
(5)	February 2006 charge-offs do not include charge-offs for the last cycle of the calendar month. These charge-offs are included in March 2006 statistics.
(6)	December 2006 Managed and Reported data includes the operations and balances of North Fork Bancorporation acquired by the Company in December 2006. North Fork was included in the Other category for December 2006. The Other category results are not included in the above table.

	January 2007(7)	February 2007	March 2007	April 2007(8)	May 2007(8)	June 2007(8) (9)	July 2007(8)	August 2007(8)	September 2007(8)	October 2007(10)
Net Charge-Off Rate
Reported	1.97%	1.78%	1.76%	1.60%	1.92%	1.76%	2.06%	2.00%	2.22%	2.50%
Managed	2.70%	2.53%	2.67%	2.47%	2.73%	2.30%	2.84%	2.78%	2.95%	3.36%
Reportable Segments
National Lending	3.74%	3.51%	3.69%	3.46%	3.80%	3.15%	3.94%	3.89%	4.05%	4.61%
Local Banking	0.13%	0.14%	0.18%	0.13%	0.18%	0.27%	0.20%	0.11%	0.27%	0.15%
National Lending Sub-Segments
US Card	4.01%	3.84%	4.13%	3.98%	4.26%	2.97%	4.15%	3.98%	4.26%	5.11%
Auto	2.94%	2.11%	1.81%	2.10%	2.31%	2.63%	3.32%	3.70%	3.67%	3.95%
GFS	3.90%	4.10%	4.54%	3.71%	4.28%	3.95%	4.10%	3.88%	4.02%	4.32%
30 Days + Delinquency Rate
Reported	2.63%	2.48%	2.30%	2.43%	2.71%	2.60%	2.89%	3.12%	3.25%	3.39%
Managed	2.96%	2.84%	2.68%	2.77%	2.94%	2.86%	3.10%	3.32%	3.50%	3.64%
Reportable Segments
National Lending	3.97%	3.79%	3.63%	3.72%	3.93%	3.89%	4.17%	4.40%	4.70%	4.87%
Local Banking	0.51%	0.54%	0.44%	0.51%	0.59%	0.42%	0.54%	0.72%	0.64%	0.75%
National Lending Sub-Segments
US Card	3.79%	3.74%	3.48%	3.45%	3.52%	3.41%	3.74%	4.15%	4.46%	4.75%
Auto	5.46%	4.72%	4.64%	5.13%	5.87%	6.00%	6.47%	6.67%	7.15%	7.24%
GFS	2.98%	3.05%	2.99%	2.99%	2.97%	2.93%	2.95%	2.91%	3.02%	3.07%
Non Performing Loans as a % of Loans Held for Investment
Local Banking	0.20%	0.23%	0.19%	0.24%	0.23%	0.19%	0.21%	0.25%	0.27%	0.31%

(7)	Effective January 2007, the operations and balances of North Fork’s auto loans are included in the Auto sub-segment and all other North Fork banking operations and balances are included in Local Banking.
(8)	Charge-off and Delinquency data for April 2007 through September 2007 is presented on a continuing operations basis and does not include the operations and balances of GreenPoint mortgage loans held for investment for these periods. These results were included in the Company’s discontinued operations.
(9)	June 2007 US Card charge-offs were impacted by the implementation of a change in customer statement generation from a 30 day to a 25 day grace period.
(10)	October 2007 Reported, Managed and Local Banking data has been restated to reflect the inclusion of net charge-offs from GreenPoint’s held for investment consumer mortgage portfolio in the Other category and the classification of GreenPoint’s commercial mortgage portfolio in Local Banking. The Other category results are not included in the above table.

Reconciliation to GAAP Measures

Our consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and are referred to as our “reported” financial statements. Loans included in securitization transactions which qualify as sales under GAAP have been removed from our “reported” balance sheet. However, servicing fees, finance charges, and other fees, net of charge-offs, and interest paid to investors of securitizations are recognized as servicing and securitizations income on the “reported” income statement.

Our “managed” consolidated financial statements reflect adjustments made related to effects of securitization transactions qualifying as sales under GAAP. We generate earnings from our “managed” loan portfolio which includes both the on-balance sheet loans and off-balance sheet loans. Our “managed” income statement takes the components of the servicing and securitizations income generated from the securitized portfolio and distributes the revenue and expense to appropriate income statement line items from which it originated. For this reason, we believe the “managed” consolidated financial statements and related managed metrics to be useful to stakeholders.

Reportable Segments

We manage our business as two distinct operating segments: Local Banking and National Lending. The Local Banking and National Lending segments are considered reportable segments based on quantitative thresholds applied to the managed loan portfolio for reportable segments provided by SFAS No. 131, Disclosures about Segments of an Enterprise and Related Information. The National Lending segment consists of the following three sub-segments: US Card, Auto Finance and Global Financial Services.

As management makes decisions on a managed basis within each segment, information about reportable segments is provided on a managed basis.

Net Charge-Off Rate

Average Loans Outstanding used in the calculation of the Net Charge-Offs Rate includes an estimate of the uncollectible portion of finance charge and fee receivables. We recognize earned finance charges and fee income on open ended loans according to the contractual provisions of the credit arrangements. When we do not expect full payment of finance charges and fees, we do not accrue the estimated uncollectible portion as income. Prior to May 2007, the estimated uncollectible portion of finance charges and fees was adjusted monthly. Effective May 2007, the estimated uncollectible portion of finance charges and fees is adjusted quarterly.

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